                                 EXHIBIT 23.3


                   CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Form S-3 Registration Statement of our report dated November 9, 1999 included in American Technologies Group Inc.'s Form 10K-SB for the year ended July 31, 1999. We also consent to all references to our firm included in this Registration Statement.


                                                      CORBIN & WERTZ



Irvine, California
February 4, 2000